UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

Fund’s (the “Fund” or “Fund’s”) Institutional Class returned 31.61% and Investor Class returned 31.36% compared to the MSCI ACWI ex US Index (Gross) (“Index”) return of 24.45%. Since the Fund’s inception on December 31, 2009, its average annual total returns are 5.98% for the Institutional Class and 5.72% for the Investor Class compared to the Index’s average annual total return of 6.11%. At fiscal year-end, the Fund had net assets of $283.5 million.

Performance Review

With the news of effective vaccines in November 2020 portending a light at the end of the tunnel of the Covid-19 pandemic, equity markets experienced a sharp reversal in momentum. Cyclically exposed stocks, particularly those hardest hit by the coronavirus lockdowns (such as companies exposed to air travel), rebounded strongly during the fourth quarter of 2020 and first quarter of 2021. Announcements of effective vaccines and subsequent rollouts amplified investor sentiment for a normalization in global air traffic and further economic reopening. Tempering some of the end-of-lockdown euphoria, however, was the spread of the more-transmissible Delta variant, which has caused concern for global health officials and highlighted the urgent need to increase the pace of vaccinations. Towards the end of the period, equities declined in September 2021 amid concerns over a moderation in economic growth rates, supply chain disruptions, and rising inflation. Global economic data that emerged at the end of the period revealed a modest loss of momentum in the recovery, including headwinds from China. Virtually all companies we queried reported rising input costs across geographies as supply chain disruptions exacerbated inflationary pressures. Energy shortages present another downside risk to growth and will likely intensify price pressures. The US Federal Reserve (“Fed”) announced it will slow the pace of asset purchases soon (potentially in November 2021) and end the program in mid-2022. Furthermore, Fed Funds futures indicate increased interest rates to 1.75% by the end of 2024. The Bank of England (“BoE”) delivered a hawkish tone and UK government bond yields rose sharply in September. We currently expect the BoE to raise interest rates early next year. In the Eurozone, monetary policy is set to remain accommodative, in contrast to the Fed and BoE. The European Central Bank announced a reduction in the pace of asset purchases but stressed that it was not the beginning of tapering. In China, the stream of negative news flow in the latter portion of the period has proved relentless. The impending restructuring of China’s second largest property developer, Evergrande, following its liquidity crisis, has implications for both the Chinese real estate sector and the Chinese economy. Although uneven, in our view, the bulk of new regulations appear pragmatic and transparent, promoting rules around labor and working conditions, healthcare, and housing. Many emerging markets (“EM”) central banks are trying to stay ahead of the Fed and domestic inflationary pressures by raising interest rates. In September, the Central Bank of Brazil raised its Selic rate, which was at a record low of 2% at the beginning of the year, by 100 basis points to 6.25% and announced that additional rate hikes are likely this year. Other central banks that have also recently raised interest rates include South Korea, Mexico, and Russia. The best performing markets in our investable universe included Austria, the Czech Republic, Hungary, Russia, and India. The biggest laggards included Pakistan, Egypt, China, Peru, and New Zealand. The best performing sectors in the Index were energy, financials, and information technology, while communication services, consumer discretionary, and consumer staples were the worst performing Index sectors.

2	Causeway International Opportunities Fund

For the fiscal year, Fund holdings in the banks, capital goods, transportation, and materials industry groups, as well as an underweight position in the retailing industry group, contributed the most to the Fund’s performance relative to the Index. Holdings in the pharmaceuticals & biotechnology, utilities, diversified financials, semiconductors & semi equipment, and software & services industry groups offset some of the outperformance. The largest contributor to absolute return was jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom). Additional top contributors included automobile manufacturer, Volkswagen AG (Germany), financial services provider, ING Groep NV (Netherlands), banking & financial services company, UniCredit S.p.A. (Italy), and bank, Banco Bilbao Vizcaya Argentaria SA (Spain). The biggest detractor from absolute return was internet commerce company, Alibaba Group Holding Ltd. (China). Other notable detractors included rolling stock, signaling & services provider, Alstom SA (France), electric, gas & renewables power generation & distribution company, Enel SpA (Italy), rubber glove manufacturer, Top Glove Corp. Bhd. (Malaysia), and financial services provider, Credit Suisse Group AG (Switzerland).

Significant Portfolio Changes

Our disciplined purchase and sale process for the developed markets portion of the Fund led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the fiscal year included the full sales of power & automation technology company, ABB Ltd. (Switzerland) and mail, express & logistics services provider, Deutsche Post AG (Germany), as well as reduced exposure to automobile manufacturer, Volkswagen AG (Germany), semiconductor company, Infineon Technologies AG (Germany), and financial services provider, ING Groep NV (Netherlands). Significant purchases included two new additions to the Fund: consumer staples giant, Unilever (United Kingdom) and pharmaceutical company, AstraZeneca Plc (United Kingdom), as well as increased exposures to crude oil & natural gas company, BP Plc (United Kingdom), integrated oil & gas company, TotalEnergies SE (France), and travel & tourism information technology provider, Amadeus IT Group SA (Spain).

The Fund’s weights relative to the Index in the pharmaceuticals & biotechnology, energy, and utilities industry groups increased the most compared with the beginning of the fiscal year, while relative weights in the banks, automobiles & components, and semiconductors & semi equipment industry groups were the greatest decreases. From a regional perspective, the most notable weight changes relative to the Index included increased exposure to the United Kingdom and France. The most significantly reduced relative country weights included Germany and the Netherlands. At the end of the fiscal year, the three largest industry group exposures from an absolute perspective for the Fund were to the banks, pharmaceuticals & biotechnology, and capital goods industry groups.

Equity Allocation Model Update

A proprietary quantitative equity allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, quality, macroeconomic, earnings growth, and risk aversion. Currently, we are underweight emerging markets relative to the Index. Our valuation factor is currently positive. Our quality metrics, which include such measures as profit margins and return on equity, are negative for emerging

Causeway International Opportunities Fund	3

markets. Our earnings growth factor is negative for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is inferior to that of developed markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is neutral.

Investment Outlook

As the global economy recovers from the pandemic, developed market stocks in Covid-impacted industries performed well during the period. We believe that many of the, in our view, world class developed market companies in aviation, travel, leisure, and hospitality that we added to our clients’ portfolios during the depths of the pandemic should continue to outperform markets. With a turnaround in cash flows, many of these companies should be well positioned for a return to normalcy. We believe improvements to their cost structures, balance sheets, and competitive position (as weaker competitors lost market share) suggest that future levels of profitability should exceed pre-pandemic levels, even at lower volumes. After pausing dividends and share buybacks for much of the Covid era, key regulators in our investable universe have approved developed market banks to resume capital returns in the fourth quarter of 2021. Many of these companies held in our client portfolios have accrued dividends throughout the pandemic, which we believe should result in not only normal dividend payments but also the return of excess capital. With dividend income constituting an important component of total return, we eagerly anticipate the normalization of dividend policy for portfolio companies that have maintained strong capital positions over the last year and a half. Finally, the prospect of global bond yields rising further – even to levels that are still low versus historical yields – should favor undervaluation and exposure to economic recovery.

Within EM, the MSCI Emerging Markets Value Index outperformed the MSCI Emerging Markets Growth Index in the third quarter of 2021 and over the year-to-date period. Metals and mining industry stocks are attractive on most valuation metrics, but they were negatively impacted by weak commodity prices related to the slowdown in China in the latter portion of the period. Our value-orientation is reflected in our positioning in South Korea. While the Fed’s tapering program could pose a challenge for EM currencies, we believe the Korean won should fare relatively well due to the country’s current account surplus, low inflation, and strong fiscal situation.

We thank you for your continued confidence in Causeway International Opportunities Fund.

September 30, 2021

4	Causeway International Opportunities Fund

Brian Cho	Jonathan Eng	Joseph Gubler	Harry Hartford
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Arjun Jayaraman	Sarah Ketterer	MacDuff Kuhnert	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Conor Muldoon	Ryan Myers	Steven Nguyen	Alessandro Valentini
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Causeway International Opportunities Fund	5

Comparison of Change in the Value of a $10,000 Investment in Causeway International Opportunities Fund, Investor Class shares versus the MSCI ACWI ex USA Index (Gross) as of September 30, 2021

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* Inception is December 31, 2009.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect during certain periods. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2022. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2021 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.02% and 1.27% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.95% and 1.20% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI ex USA Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 49 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

September 30, 2021

Causeway International Opportunities Fund	Number of Shares	Value

COMMON STOCK

Argentina — 0.1%

MercadoLibre Inc.[1]	106	$178

Brazil — 1.2%

Banco do Brasil SA	111,400	593

JBS SA	175,400	1,191

Petrobras Distribuidora SA	75,200	323

SLC Agricola S.A.	25,500	215

Vale SA, Class B ADR	78,720	1,098

		3,420

Canada — 1.2%

Air Canada, Class A1	193,900	3,541

China — 8.1%

360 DigiTech Inc. ADR[1]	16,068	327

Agile Group Holdings Ltd.	102,000	95

Alibaba Group Holding Ltd. ADR[1]	20,541	3,041

Anhui Conch Cement Co. Ltd., Class H	159,677	862

Baidu Inc. ADR[1]	4,836	744

Bank of China Ltd., Class H	1,602,000	566

China Construction Bank Corp., Class H	3,597,401	2,567

China Everbright Environment Group Ltd.	187,000	141

China Life Insurance Co. Ltd., Class H	129,000	211

China Lumena New Materials Corp.[1,2,3,4]	4,900	—

China Petroleum & Chemical Corp., Class H	1,240,000	611

China Railway Group Ltd., Class H	295,000	146

CITIC Ltd.	280,000	296

Contemporary Amperex Technology Co. Ltd., Class A	1,700	138

COSCO SHIPPING Holdings Co. Ltd., Class H1	299,450	454

Dongfeng Motor Group Co. Ltd., Class H	264,000	235

Fosun International Ltd.	273,000	332

Industrial & Commercial Bank of China, Class H	1,380,000	765

JD.com Inc. ADR[1]	13,008	940

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway International Opportunities Fund	Number of Shares	Value

China — (continued)

Kweichow Moutai Co. Ltd., Class A	1,098	$310

KWG Group Holding Ltd.	81,404	80

Lenovo Group Ltd.	496,000	647

Li Ning Co. Ltd.	42,000	484

NetEase Inc. ADR	4,634	396

Ping An Insurance Group Co. of China Ltd., Class H	106,506	728

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	95,839	186

Sinopharm Group Co. Ltd., Class H	86,800	227

Tencent Holdings Ltd.	75,531	4,509

Tongwei Co. Ltd., Class A	51,393	402

Wuliangye Yibin Co. Ltd., Class A	8,000	271

Wuxi Biologics Cayman Inc.[1]	58,500	949

Xinyi Glass Holdings Ltd.	181,000	540

Yum China Holdings Inc.	10,602	616

Zhejiang Expressway Co. Ltd., Class H	310,000	256

		23,072

France — 13.7%

Airbus SE1	26,278	3,484

Alstom S.A.	86,709	3,289

ArcelorMittal S.A.	56,950	1,743

AXA SA	202,757	5,619

BNP Paribas SA	8,743	559

Danone SA	54,190	3,695

Pernod Ricard SA	11,264	2,483

Sanofi	70,624	6,799

TotalEnergies SE	141,389	6,758

Valeo	66,547	1,857

Vinci S.A.	25,494	2,652

		38,938

Germany — 8.2%

BASF SE	73,400	5,565

Bayer AG	38,417	2,085

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway International Opportunities Fund	Number of Shares	Value

Germany — (continued)

Infineon Technologies AG	13,083	$535

RWE AG	136,223	4,804

SAP SE	47,159	6,377

Siemens AG	23,832	3,898

		23,264

India — 3.5%

Aurobindo Pharma Ltd.	14,622	142

Dr Reddy’s Laboratories Ltd. ADR	6,799	443

HDFC Bank Ltd. ADR	4,140	303

Hindalco Industries Ltd.	152,360	997

Hindustan Petroleum Corp. Ltd.[1]	79,922	322

Hindustan Unilever Ltd.	17,134	623

ICICI Bank Ltd. ADR	60,510	1,142

Infosys Ltd. ADR	61,003	1,358

Oil & Natural Gas Corp. Ltd.	152,840	296

REC Ltd.	213,793	452

Reliance Industries Ltd.	40,099	1,357

State Bank of India	100,000	606

Tata Steel Ltd.	72,983	1,256

Tech Mahindra Ltd.	39,279	727

		10,024

Indonesia — 0.1%

Indofood Sukses Makmur Tbk PT	585,056	259

Ireland — 1.3%

Ryanair Holdings PLC ADR[1]	33,566	3,694

Italy — 4.8%

Enel SpA	759,330	5,828

UniCredit SpA	591,322	7,825

		13,653

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway International Opportunities Fund	Number of Shares	Value

Japan — 7.7%

FANUC Corp.	24,900	$5,460

Murata Manufacturing Co. Ltd.	52,400	4,635

Sompo Holdings Inc.	44,700	1,939

Sumitomo Mitsui Financial Group Inc.	86,600	3,047

Takeda Pharmaceutical Co. Ltd.	204,900	6,758

		21,839

Malaysia — 0.2%

Malayan Banking BHD	239,569	460

Mexico — 0.6%

America Movil SAB de CV, Class L ADR	14,727	260

Arca Continental SAB de CV	22,600	138

Cemex SAB de CV ADR[1]	35,788	257

Grupo Financiero Banorte SAB de CV, Class O	68,046	436

Grupo Mexico SAB de CV, Class B	120,326	478

		1,569

Netherlands — 1.9%

Akzo Nobel NV	29,407	3,213

ING Groep NV	144,931	2,107

		5,320

Poland — 0.3%

KGHM Polska Miedz SA	11,104	437

Powszechny Zaklad Ubezpieczen SA1	42,463	389

		826

Russia — 1.5%

Gazprom PJSC ADR	147,624	1,459

LUKOIL PJSC ADR	13,166	1,251

Sberbank of Russia PJSC ADR	75,474	1,407

		4,117

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway International Opportunities Fund	Number of Shares	Value

South Africa — 0.5%

Absa Group Ltd.	62,292	$630

African Rainbow Minerals Ltd.	24,627	314

Sibanye Stillwater Ltd.	189,209	575

		1,519

South Korea — 4.4%

DL E&C Co. Ltd.[1]	2,176	244

Hana Financial Group Inc.	22,912	891

Hanwha Corp.	7,657	219

Hyosung TNC Corp.	645	346

Hyundai Marine & Fire Insurance Co. Ltd.	7,637	163

KB Financial Group Inc.	21,019	977

Kia Corp.	16,531	1,116

LG Corp.	6,762	526

LG Electronics Inc.	5,144	547

NAVER Corp.	2,381	772

POSCO	3,351	923

Samsung Electronics Co. Ltd.	75,136	4,658

SK Hynix Inc.	6,493	556

SK Telecom Co. Ltd.	1,549	421

		12,359

Spain — 6.0%

Aena SME S.A.[1]	22,590	3,907

Amadeus IT Group S.A.[1]	103,923	6,835

Banco Bilbao Vizcaya Argentaria S.A.[1]	394,343	2,603

CaixaBank SA	1,229,077	3,811

		17,156

Sweden — 0.7%

Swedbank AB	105,298	2,123

Switzerland — 7.5%

Cie Financiere Richemont SA, Class A	29,964	3,107

Credit Suisse Group AG	226,509	2,237

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway International Opportunities Fund	Number of Shares	Value

Switzerland — (continued)

Novartis AG	80,378	$6,591

Roche Holding AG	14,397	5,254

Zurich Insurance Group AG	9,983	4,082

		21,271

Taiwan — 5.3%

Compal Electronics Inc.	228,000	192

Delta Electronics Inc.	22,000	197

Formosa Plastics Corp.	113,000	457

Fubon Financial Holding Co. Ltd.	414,036	1,131

Hon Hai Precision Industry Co. Ltd.	343,292	1,282

King Yuan Electronics Co. Ltd.	90,000	131

Lite-On Technology Corp.	173,896	388

MediaTek Inc.	54,000	1,738

Powertech Technology Inc.	165,000	614

Realtek Semiconductor Corp.	15,000	264

Sino-American Silicon Products Inc.	62,000	399

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	53,269	5,947

Unimicron Technology Corp.	27,000	126

United Microelectronics Corp.	438,000	993

Yang Ming Marine Transport Corp.[1]	81,000	341

Yuanta Financial Holding Co. Ltd.	846,135	747

		14,947

Thailand — 0.3%

Charoen Pokphand Foods PCL	309,500	235

PTT PCL	316,200	362

Tisco Financial Group PCL	106,000	286

		883

United Kingdom — 16.8%

AstraZeneca PLC	41,831	5,041

Balfour Beatty PLC	253,106	919

Barclays PLC	1,130,568	2,873

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway International Opportunities Fund	Number of Shares	Value

United Kingdom — (continued)

BP PLC	1,485,439	$6,766

British American Tobacco PLC	99,013	3,461

Compass Group PLC[1]	139,004	2,843

Prudential PLC	185,999	3,609

RELX PLC	85,032	2,453

Rolls-Royce Holdings PLC[1]	5,421,787	10,126

Royal Dutch Shell PLC, Class A	81,242	1,815

Unilever PLC	94,401	5,111

WH Smith PLC[1]	114,476	2,629

		47,646

United States — 0.1%

Jackson Financial Inc., Class A1	5,958	155

Total Common Stock

(Cost $248,889) — 96.0%		272,233

PREFERRED STOCK

Germany — 0.9%

Volkswagen AG‡	10,852	2,419

Total Preferred Stock

(Cost $2,337) — 0.9%		2,419

PREFERENCE STOCK

Brazil — 0.2%

Itausa S.A.‡	279,756	575

South Korea — 0.2%

LG Chem Ltd.‡	1,598	502

Total Preference Stock

(Cost $990) — 0.4%		1,077

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2021

Causeway International Opportunities Fund	Face Amounts/ Number of Rights/ Number of Shares	Value

CONVERTIBLE BONDS

Switzerland — 0.3%

Credit Suisse Group Guernsey VII Ltd., 3.000%, 11/12/2021[3,4]	$683,000	$788

Total Convertible Bonds

(Cost $748) — 0.3%		788

RIGHTS

Fubon Financial, Expires 10/18/2021[1,2,3,4]	8,728	—

Fubon Financial, Expires 10/18/2021[1,3,4]	14,349	9

Total Rights

(Cost $—) — 0.0%		9

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.026%**	6,330,761	6,331

Total Short-Term Investment

(Cost $6,331) — 2.2%		6,331

Total Investments — 99.8%

(Cost $259,295)		282,857

Other Assets in Excess of Liabilities — 0.2%		644

Net Assets — 100.0%		$283,501

*	Except for share, convertible bond and rights data.
**	The rate reported is the 7-day effective yield as of September 30, 2021.
‡	There is currently no rate available.
1	Non-income producing security.
2	Level 3 security in accordance with fair value hierarchy.
3	Securities considered illiquid. The total market value of such securities as of September 30, 2021 was $797 (000) and represented 0.3% of net assets.
4

Securities fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2021 was $797(000) and represented 0.3% of net assets.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000) (continued)

September 30, 2021

ADR	American Depositary Receipt
PJSC	Public Joint-Stock Company

Amounts designated as “—” are $0 or are rounded to $0.

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2021:

Investments in Securities	Level 1	Level 2	Level 3†		Total
Common Stock
Argentina	$178	$—	$—		$178
Brazil	3,420	—	—		3,420
Canada	3,541	—	—		3,541
China	6,320	16,752	—	^	23,072
France	—	38,938	—		38,938
Germany	—	23,264	—		23,264
India	3,246	6,778	—		10,024
Indonesia	—	259	—		259
Ireland	3,694	—	—		3,694
Italy	—	13,653	—		13,653
Japan	—	21,839	—		21,839
Malaysia	—	460	—		460
Mexico	1,569	—	—		1,569
Netherlands	—	5,320	—		5,320
Poland	—	826	—		826
Russia	—	4,117	—		4,117
South Africa	—	1,519	—		1,519
South Korea	—	12,359	—		12,359
Spain	3,907	13,249	—		17,156
Sweden	—	2,123	—		2,123
Switzerland	—	21,271	—		21,271
Taiwan	5,947	9,000	—		14,947
Thailand	—	883	—		883
United Kingdom	—	47,646	—		47,646
United States	155	—	—		155

Total Common Stock	31,977	240,256	—		272,233

Preferred Stock
Germany	—	2,419	—		2,419

Total Preferred Stock	—	2,419	—		2,419

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SCHEDULE OF INVESTMENTS (000) (concluded)

September 30, 2021

Investments in Securities	Level 1	Level 2	Level 3†		Total
Preference Stock
Brazil	$575	$—	$—		$575
South Korea	—	502	—		502

Total Preference Stock	575	502	—		1,077

Convertible Bonds	—	788	—		788

Rights	—	9	—	^	9

Short-Term Investment	6,331	—	—		6,331

Total Investments in Securities	$38,883	$243,974	$—		$282,857

†

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Security is fair valued at zero. Level 3 security in accordance with fair value hierarchy.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0 or are rounded to $0.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

SECTOR DIVERSIFICATION

As of September 30, 2021, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	20.6%	0.0%	0.2%	20.8%

Industrials	16.6	0.0	0.0	16.6

Information Technology	13.5	0.0	0.0	13.5

Health Care	12.2	0.0	0.0	12.2

Consumer Discretionary	6.7	0.9	0.0	7.6

Energy	7.3	0.0	0.0	7.3

Consumer Staples	6.4	0.0	0.0	6.4

Materials	6.4	0.0	0.2	6.6

Utilities	3.8	0.0	0.0	3.8

Communication Services	2.5	0.0	0.0	2.5

Total	96.0	0.9	0.4	97.3

Convertible Bonds				0.3

Rights				0.0

Short-Term Investment				2.2

Other Assets in Excess of Liabilities				0.2

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

9/30/21
ASSETS:
Investments at Value (Cost $259,295)	$282,857
Foreign Currency (Cost $998)	998
Receivable for Investment Securities Sold	2,553
Receivable for Dividends and Interest	776
Receivable for Tax Reclaims	683
Receivable for Fund Shares Sold	104
Prepaid Expenses	14

Total Assets	287,985

LIABILITIES:
Payable for Investment Securities Purchased	3,900
Accrued Foreign Capital Gains Tax on Appreciated Securities	236
Payable Due to Adviser	173
Payable Due to Administrator	6
Payable for Fund Shares Redeemed	3
Payable for Shareholder Service Fees — Investor Class	3
Payable for Trustees’ Fees	3
Other Accrued Expenses	160

Total Liabilities	4,484

Net Assets	$283,501

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$260,392
Total Distributable Earnings	23,109

Net Assets	$283,501

Net Asset Value Per Share (based on net assets of $264,723,474 ÷ 17,369,061 shares) — Institutional Class	$15.24

Net Asset Value Per Share (based on net assets of $18,777,531 ÷ 1,243,060 shares) — Investor Class	$15.11

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/20 to 9/30/21
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $916)	$6,636
Interest Income	17

Total Investment Income	6,653

EXPENSES:
Investment Advisory Fees	2,032
Custodian Fees	133
Administration Fees	74
Professional Fees	68
Transfer Agent Fees	66
Registration Fees	46
Shareholder Service Fees — Investor Class	40
Printing Fees	20
Trustees’ Fees	12
Line of Credit	8
Other Fees	69

Total Expenses	2,568

Waiver of Investment Advisory Fees	(110)

Total Waiver	(110)

Net Expenses	2,458

Net Investment Income	4,195

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	20,543
Net Realized Loss from Foreign Currency Transactions	(4)
Net Change in Unrealized Appreciation on Investments	34,015
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(228)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(29)

Net Realized and Unrealized Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax on Appreciated Securities	54,297

Net Increase in Net Assets Resulting from Operations	$58,492

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/20 to 9/30/21	10/01/19 to 9/30/20
OPERATIONS:
Net Investment Income	$4,195	$3,258
Net Realized Gain (Loss) on Investments	20,543	(22,046)
Net Realized Loss from Foreign Currency Transactions	(4)	(27)
Net Change in Unrealized Appreciation on Investments	34,015	6,157
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(228)	20
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(29)	44

Net Increase (Decrease) in Net Assets Resulting From Operations	58,492	(12,594)

DISTRIBUTIONS:
Institutional Class	(2,980)	(5,349)
Investor Class	(169)	(258)

Total Distributions to Shareholders	(3,149)	(5,607)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	43,397	10,038

Total Increase (Decrease) in Net Assets	98,740	(8,163)

NET ASSETS:
Beginning of Year	184,761	192,924

End of Year	$283,501	$184,761

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

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FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
Institutional
2021	11.74	0.25	3.45	3.70	(0.20)	—	(0.20)	—
2020	12.61	0.21	(0.73)	(0.52)	(0.35)	—	(0.35)	—
2019	13.71	0.41	(1.19)	(0.78)	(0.29)	(0.03)	(0.32)	—	(1)
2018	14.00	0.31	(0.39)	(0.08)	(0.21)	—	(0.21)	—	(1)
2017	11.85	0.24	2.36	2.60	(0.45)	—	(0.45)	—	(1)
Investor
2021	11.64	0.21	3.43	3.64	(0.17)	—	(0.17)	—
2020	12.52	0.18	(0.74)	(0.56)	(0.32)	—	(0.32)	—
2019	13.60	0.38	(1.17)	(0.79)	(0.26)	(0.03)	(0.29)	—	(1)
2018	13.90	0.26	(0.37)	(0.11)	(0.19)	—	(0.19)	—	(1)
2017	11.77	0.24	2.31	2.55	(0.42)	—	(0.42)	—	(1)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share.
(2)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.30%, 1.30% and 1.82%, respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway International Opportunities Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

15.24	31.61	264,723	0.95		0.99		1.67		45
11.74	(4.52)	173,273	0.95		1.02		1.71		55
12.61	(5.43)	182,720	1.05		1.06		3.25		43
13.71	(0.61)	163,508	1.05		1.05		2.17		35
14.00	22.82	130,357	1.05		1.23		1.88		62

15.11	31.36	18,778	1.20		1.24		1.43		45
11.64	(4.84)	11,488	1.19		1.26		1.55		55
12.52	(5.59)	10,204	1.30		1.31		3.02		43
13.60	(0.85)	9,329	1.27	(2)	1.27	(2)	1.86	(2)	35
13.90	22.54	7,674	1.30		1.44		1.86		62

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of September 30, 2021, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed, and/or when adjustments are made to security values for “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade via a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

As of and during the fiscal year ended September 30, 2021, there were no changes to the Fund’s fair value methodologies.

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested and earned income are available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2021, the Fund received commission recapture payments of $4,179.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2022 to waive its fee, and to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.95% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2021, the Adviser waived $110,184 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2021, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2021, approximately $312 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the fiscal year ended September 30, 2021, for the Fund were as follows (000):

Purchases	Sales
$149,135	$107,817

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS

(continued)

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of other infectious diseases.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2021, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $236,410.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund.

During the year ended September 30, 2021, there were no permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows (000):

	Ordinary Income	Total
2021	$3,149	$3,149
2020	5,607	5,607

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$3,988
Capital Loss Carryforwards	(1,869)
Unrealized Appreciation	20,989
Other Temporary Differences	1

Total Distributable Earnings	$23,109

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$—	$1,869	$1,869

At September 30, 2021, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$261,634	$34,844	$(13,621)	$21,223

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2021		Fiscal Year Ended September 30, 2020
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	3,113	$46,932	3,744	$45,304
Shares Issued in Reinvestment of Dividends and Distributions	188	2,678	348	4,765
Shares Redeemed	(690)	(10,154)	(3,820)	(41,950)

Increase in Shares Outstanding Derived from Institutional Class Transactions	2,611	39,456	272	8,119

Investor Class
Shares Sold	376	5,674	343	3,710
Shares Issued in Reinvestment of Dividends and Distributions	12	169	19	258
Shares Redeemed	(132)	(1,902)	(191)	(2,049)

Increase in Shares Outstanding Derived from Investor Class Transactions	256	3,941	171	1,919

Net Increase in Shares Outstanding from Capital Share Transactions	2,867	$43,397	443	$10,038

Causeway International Opportunities Fund	29

NOTES TO FINANCIAL STATEMENTS

(concluded)

8.	Significant Shareholder Concentration

As of September 30, 2021, five of the Fund’s shareholders of record owned 78% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 16, 2022. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.20% per annum. As of September 30, 2021, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

30	Causeway International Opportunities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management Trust and Shareholders of the Causeway International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Causeway International Opportunities Fund (one of the funds constituting Causeway Capital Management Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2021

We have served as the auditor of one or more investment companies in Causeway Capital Management Investment Company Complex since 2001.

Causeway International Opportunities Fund	31

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2022. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2021, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.30%

(F)	(G)	(H)	(I)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends	Qualified Foreign Tax Credit Pass Through
100.00%	0.06%	0.00%	18.69%

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distribution during the fiscal year ended September 30, 2021. The Fund accrued Foreign taxes during the fiscal year ended September 30, 2021, amounted to $724,089 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ended December 31, 2021. In addition, for the fiscal year ended September 30, 2021, gross income derived from sources within foreign countries amounted to $4,936,948 for the Fund.

32	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 60	Trustee; Chairman of the Board since 1/19	Trustee since 10/08; Audit Chairman 4/13-12/18	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 59	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 60	Trustee	Since 4/13	President, Chief Executive Officer and Director, The Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 55	Trustee; Chairman of the Audit Committee since 1/19	Trustee since 9/01; Audit Chairman 10/04-4/12; Board Chairman 4/13-12/18	Adjunct Professor (since July 2017), Senior Lecturer (June 2011-July 2017) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993); Managing Partner, Clear Capital, LLC (real estate investment firm) (since 2008).	6	None

Causeway International Opportunities Fund	33

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 60	President	Since 10/20	Chief Operating Officer and member of the Investment Adviser or the Investment Adviser’s parent (since 2001); Chief Compliance Officer of the Investment Adviser and the Trust (2005-2015).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 46	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer of the Investment Adviser (since January 2015); General Counsel of the Investment Adviser (since October 2020); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Olsen[5] One Freedom Valley Drive Oaks, PA 19456 Age: 51	Treasurer	Since 3/21	Director, Fund Accounting, SEI Investments Global Funds Services (since 2021); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013 to 2021).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 50	Secretary	Since 10/11	Senior Attorney of the Investment Adviser (since 2004).	N/A	N/A

Matthew M. Maher[5] One Freedom Valley Drive Oaks, PA 19456 Age: 46	Vice President and Assistant Secretary	Since 2/20	Corporate Counsel of the Administrator (since 2018).	N/A	N/A

Faith Kim 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 40	Anti-Money Laundering Compliance Officer	Since 8/19	Senior Fund Administrator of the Investment Adviser (since 2018). Portfolio Administrator of the Investment Adviser (2015-2018).	N/A	N/A

34	Causeway International Opportunities Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer, secretary and other officers each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2021, the Trust Complex consisted of one investment company with six portfolios — International Value Fund, Emerging Markets Fund, Global Value Fund, International Opportunities Fund, International Small Cap Fund, and Concentrated Equity Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

Causeway International Opportunities Fund	35

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2021 to September 30, 2021).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

36	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,003.30	0.95%	$4.77

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.31	0.95%	$4.81

Actual Fund Return
Investor Class	$1,000.00	$1,002.70	1.20%	$6.02

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.05	1.20%	$6.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

Causeway International Opportunities Fund	37

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 9, 2021, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Opportunities Fund (the “Fund”) for a twelve-month period beginning September 20, 2021. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 17, 2021, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees received and reviewed a report prepared by Broadridge Financial Solutions, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees requested additional information, and received and reviewed further materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 9, 2021 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser should continue to benefit the Fund and its shareholders.

38	Causeway International Opportunities Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2021, compared to the results of the MSCI ACWI ex USA Index (Gross), the median of the mutual funds included in the Morningstar Foreign Large Value category, and the median of the funds in a peer group selected by Broadridge. They noted that, consistent with Broadridge’s practice, the Broadridge 15(c) Report focused on one class of shares – the Institutional Class – and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance from that shown. They noted that the Institutional Class had outperformed its Broadridge peer group median for the prior one-year and annualized three-year, five-year and ten-year periods. The Trustees considered the Fund’s exposure to the value investment style, the continuing impact of the COVID-19 pandemic, and challenges for value investing relative to growth stock investing. Despite periods of relative underperformance, the Trustees concluded that the overall performance results and other considerations supported their view that the Adviser’s services to the Fund are of a high quality. The Trustees concluded that the Adviser’s record in managing the Fund in a manner consistent with the described investment strategy and style indicated that its continued management had the potential to benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum compared to a median of 75 basis points for its Broadridge peer group and a range of 40-137 basis points for the funds in its peer group. The Trustees noted that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s expense limit, of 95 basis points was 5 basis points below the median of the funds in its Broadridge peer group and within the range of 65-171 basis points for the funds in its peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund and the risks of managing a sponsored fund, and are not determinative of whether the fees charged to the Fund are fair. The Trustees noted that the Adviser’s services to the Fund included the provision of many additional or more extensive administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with

Causeway International Opportunities Fund	39

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

respect to such services for the twelve months ended March 31, 2021 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had decreased from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund was reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They noted that the Adviser continues to innovate and enhance its capabilities, and that innovation is a means of reinvesting in its services. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 17, 2021 and August 9, 2021 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 9, 2021 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2021.

40	Causeway International Opportunities Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-004-1200

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2021, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2021 and 2020 were as follows:

	2021	2020
(a) Audit Fees	$262,580	$227,160
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$61,680	$59,340
(d) All Other Fees	None	$3,300

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $691,495. For the fiscal year ended September 30, 2020, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $859,422.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR§270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: December 8, 2021

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: December 8, 2021